U.S. Securities and Exchange
                             Commission Washington,
                                   D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 28th, 2007


                           BIG SKY INDUSTRIES I, INC.
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        (Exact name of small business issuer as specified in its charter)


                         Commission file number: 0-32067


              Florida                                  59-3646899
   -------------------------------        ------------------------------------
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
    incorporation or organization)


             7557 West Sand Lake Road, Suite 153, Orlando, FL 32819
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (407)-628-7033
                           ---------------------------
                           (Issuer's telephone number)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 5.02      Departure  of  Directors   or  Certain   Officers;   Election  of
               Directors;   Appointment   of  Certain   Officers;   Compensatory
               Arrangements of Certain Officers.

     (i) On November 20, 2007, Big Sky Industries I, Inc. ("Big Sky") announced that Ramon Chimelis, Chief Executive Officer and President of Big Sky, had resigned his officer positions with the company, but remain as a director of Big Sky.

     (ii) On November 20, 2007, Big Sky announced the appointment of Carl Olivieri as Chairman of the Board, Chief Executive Officer and President of Big Sky.

     Mr. Olivieri, is currently the Chairman of the Board, Chief Executive Officer and President of Coffee Exchange of America's, Inc., a position he has held since January 22nd 2007. Mr. Olivieri also serves as the CEO and President of Soul to Sole Ventures Inc a position he has held since May 2003. Mr. Olivieri previously served as Chairman and CEO of Global Triad Inc from February 2007 to September 2007, and served as Executive Vice President and Director of Urban America Television Network form October 2003 until October 2006


Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

     On November 20, 2007, the Board of Directors of the Company approved the movement of Big Sky's corporate charter from the state of Florida to the state of Nevada.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    November 28, 2007                BIG SKY INDUSTRIES I, INC.

                                          /s/ Carl Olivieri
                                          -----------------
                                          Carl Olivieri, Chief Executive Officer